                             LETTER OF TRANSMITTAL
                   TO TENDER SHARES OF SERIES A COMMON STOCK
                                       OF

                             THE PRESLEY COMPANIES
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 7, 1999
                                       BY

                                  WILLIAM LYON
                                      AND

                                WILLIAM H. LYON

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 5, 1999, UNLESS THE OFFER IS EXTENDED. WILLIAM LYON AND WILLIAM H. LYON (COLLECTIVELY, THE "PURCHASERS") HAVE AGREED, UNDER CERTAIN CIRCUMSTANCES AND SUBJECT TO THE TERMS AND CONDITIONS OF THE OFFER, TO EXTEND THE OFFER FROM TIME TO TIME UNTIL THE CLOSING OF THE ACQUISITION (AS DEFINED IN THE OFFER TO PURCHASE).

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

 By Registered or Certified Mail:               By Hand:                     Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
          P.O. Box 3301                       120 Broadway                    85 Challenger Rd.
    South Hackensack, NJ 07606                 13th Floor                   Mail Stop-Reorg. Dept.
                                           New York, NY 10271             Ridgefield Park, NJ 07660
                                              By Facsimile
                                   (For Eligible Institutions Only):
                                             (201) 296-4293
                                         Confirm by Telephone:
                                             (201) 296-4860

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SERIES A SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
                                                                   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
SERIES A SHARE CERTIFICATE(S) AND SERIES A SHARE(S) TENDERED        (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
        (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)                      APPEAR(S) ON SHARE CERTIFICATE(S))
------------------------------------------------------------------------------------------------------------------------
                             TOTAL NUMBER
                             OF SERIES A          NUMBER
         SHARE            SHARES REPRESENTED    OF SERIES A
      CERTIFICATE              BY SHARE           SHARES
      NUMBER(S)(1)        CERTIFICATE(S)(1)     TENDERED(2)
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
Total Series A Shares
------------------------------------------------------------------------------------------------------------------------
   [ ]  Indicate in this box the order (by certificate number) in which Series A Shares are to be purchased in event of
        proration. (Attach additional list if necessary.)(3) See Instruction 8.       Shares:       1st:           2nd:
                  3rd:           4th:
------------------------------------------------------------------------------------------------------------------------
   (1) Need not be completed by Book-Entry Stockholders.
   (2) Unless otherwise indicated, it will be assumed that all Series A Shares represented by Share Certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
   (3) If you do not designate an order, in the event that less than all Series A Shares tendered are purchased due to proration, Series A Shares will be selected for purchase by the Depositary. See Instruction 8.
------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by stockholders of The Presley Companies either if certificates for Series A Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Series A Shares is to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at the Book-Entry Transfer Facility (pursuant to the procedures set forth in Section 3 of the Offer to Purchase). Stockholders who deliver Series A Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Series A Shares are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates for Series A Shares (the "Series A Share Certificates") are not immediately available or who cannot deliver either their Series A Share Certificates for, or a Book-Entry Confirmation (as defined in
Section 2 of the Offer to Purchase) with respect to the Series A Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and who wish to tender their Series A Shares must tender their Series A Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

             DELIVERY OF DOCUMENTS TO BOOK-ENTRY TRANSFER FACILITY
                DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF SERIES A SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING. (ONLY PARTICIPANTS IN THE BOOK-ENTRY FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER.)

    Name of Tendering Institution:
    Account Number: at The Depository Trust Company
    Transaction Code Number:

[ ] CHECK HERE IF SERIES A SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A NOTICE OF GUARANTEED DELIVERY.

     Name(s) of Registered Owner(s):
     Window Ticket Number (if any):
     Date of Execution of Notice of Guaranteed Delivery:
     Name of Institution which Guaranteed Delivery:
If delivery is by book-entry transfer:
   Name of Tendering Institution:
   Account Number: at The Depository Trust Company
   Transaction Code Number:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to William Lyon, an individual, and William
H. Lyon, an individual (together, the "Purchasers"), the above-described shares of Series A Common Stock, par value $.01 per share (the "Series A Shares"), of The Presley Companies, a Delaware corporation (the "Company"), pursuant to Purchasers' offer to purchase up to 10,678,792 of the outstanding Series A Shares (subject to adjustment as described in the Offer to Purchase) at a price of $0.655 per Series A Share, net to the tendering stockholder in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 7, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that (i) all Series A Shares, up to a maximum of 10,678,792 Series A Shares, properly tendered and not properly withdrawn prior to the Expiration Date (as defined in the Offer to Purchase) will be purchased at the Offer Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, (ii) the Purchasers will return all other Series A Shares not purchased pursuant to the Offer, including Series A Shares not purchased because of proration, and (iii) the Purchasers reserve the right to transfer or assign, in whole, or from time to time in part, to one or more of their affiliates, the right to purchase all or any portion of the Series A Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchasers of their obligations under the Offer or prejudice the rights of tendering stockholders to receive payment for Series A Shares validly tendered and accepted for payment pursuant to the Offer.

     Upon the terms and subject to the terms and conditions of the Offer, and effective upon acceptance for payment of, and payment for, the Series A Shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers all right, title and interest in and to all the Series A Shares that are being tendered hereby and any and all dividends on the Series A Shares (including, without limitation any and all non-cash dividends, distributions, rights, other Series A Shares, or other securities issued or issuable in respect of such Series A Shares on or after the date of the Offer to Purchase (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact and proxy to the undersigned with respect to such Series A Shares (and Distributions), with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (i) deliver Series A Share Certificates (and Distributions), or transfer ownership of such Series A Shares (and Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchasers upon receipt by the Depositary, (ii) present such Series A Shares (and Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Shares (and Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Purchasers, and each of them, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to all Series A Shares (and Distributions) tendered by such stockholder and accepted for payment by the Purchasers, to vote in such manner as each such attorney-in-fact and proxies of the undersigned or his substitute shall, in his sole discretion, deem proper at any annual, special, adjourned or postponed meeting of stockholders, with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper with respect to, all of the Series A Shares (and Distributions) tendered hereby and accepted for payment by the Purchasers. This appointment will be effective if and when, and only to the extent that, the Purchasers accept such Series A Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Series A Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Series A Shares (and Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchasers require that, in order for Series A Shares (or other Distributions) to be deemed validly tendered, immediately upon the Purchasers' acceptance for payment of such Series A Shares, the Purchasers must be able to exercise full voting rights with respect to such Series A Shares (and Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A Shares tendered hereby and all Distributions, that the undersigned owns the Series A Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of Series A Shares hereby complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the Series A Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchasers all Distributions in respect of the Series A Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchasers shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Series A Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchasers in their sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to the Purchase this tender is irrevocable.

     The undersigned understands that the valid tender of Series A Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer, including its proration provisions (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchasers may not be required to accept for payment any of the Series A Shares tendered hereby.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchasers may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Series A Shares tendered, or may accept for payment less than all of the Series A Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Series A Shares delivered herewith but not tendered or purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instruction" or "Special Delivery Instructions" boxes below. The undersigned recognizes that under certain conditions, the Purchasers have the right to extend the Offer and subject to the withdrawal rights, as set forth in Section 4 of the Offer to Purchase, retain all tendered Series A Shares until the Expiration Date as so extended. The undersigned recognizes that the Purchasers have no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Series A Shares from the name of its registered holder, or to order the registration or transfer of Series A Shares tendered by book-entry transfer, if the Purchasers do not purchase any of the Series A Shares represented by such certificate or tendered by such book-entry transfer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Series A Shares purchased and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Series A Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Series A Shares purchased and/or return any certificates for Series A Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Series A Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Series A Shares purchased and/or return any certificates evidencing Series A Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Series A Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchasers have no obligation, pursuant to the "Special Payment Instructions," to transfer any Series A Shares from the name of the registered holder thereof if the Purchasers do not accept for payment any of the Series A Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE SERIES A SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 12.

     Number of the Series A Shares represented by lost, destroyed or stolen certificates: ________________

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of the Series A Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for the Series A Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue: [ ] check
          [ ] certificate(s):

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Series A Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Series A Shares not tendered or not purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Series A Shares Tendered."

   Mail: [ ] check
         [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------

                                   SIGN HERE

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

Dated
------------------------, 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Series A Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
--------------------------------------------------------------------------------
Capacity (full title)
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
----------------------------------------------------------------------
                                            (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------
Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on all Letters of Transmittal must be guaranteed by a member firm of a registered national securities exchange which is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), unless the Series A Shares tendered thereby are tendered (a) by a registered stockholder who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal, or (b) for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of the Company either if Series A Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Series A Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a stockholder to validly tender Series A Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or an Agent's Message (in connection with book-entry transfer), and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Series A Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Series A Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or
(b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

     Stockholders whose certificates for Series A Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Series A Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchasers, must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all tendered Series A Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Series A Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange (the "NYSE") is open for business.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Series A Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Series A Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE SERIES A SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. THE SERIES A SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Series A Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Series A Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Series A Shares Tendered" is inadequate, the number of Series A Shares tendered and the Series A Share certificate numbers with respect to such Series A Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Series A Shares evidenced by any Series A Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Series A Shares that are to be tendered in the box entitled "Number of Series A Shares Tendered." In any such case, new certificate(s) for the remainder of the Series A Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Series A Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Series A Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Series A Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Series A Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Series A Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchasers of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Series A Shares listed and transmitted hereby, no endorsements of Series A Share certificates or separate stock powers are required unless payment or certificates for Series A Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Series A Share certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series A Shares evidenced by certificates listed and transmitted hereby, the Series A Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Series A Share certificates. Signature(s) on any such Series A Share certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchasers will pay all stock transfer taxes with respect to the transfer and sale of any Series A Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price of any Series A Shares purchased is to be made to, or if certificates for Series A Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Series A Shares purchased unless evidence satisfactory to the Purchasers of the payment of such taxes, or exemption therefrom, is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Series A Shares accepted for payment is to be issued in the name of, and/or Series A Share certificates for Series A Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Series A Shares by book-entry transfer may request that Series A Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Series A Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Series A Shares were delivered.

     8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 2 of the Offer to Purchase, stockholders may designate the order in which their Series A Shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax treatment of the purchase price for the Series A Shares purchased. If you do not designate an order, in the event that less than all Series A Shares tendered are purchased due to proration, Series A Shares will be selected for purchase by the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone number set forth below.

     10. WAIVER OF CONDITIONS. Subject to the Purchase Agreement, the Purchasers reserve the absolute right in their sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Series A Shares tendered.

     11. BACKUP WITHHOLDING. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Series A Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such stockholder is not subject to backup withholding.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Series A Shares. If the Series A Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Foreign and nonresident alien stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     12. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Series A Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Series A Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Series A Share certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SERIES A SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SERIES A SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Series A Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the taxpayer identification number is his or her social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Series A Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, individual retirement accounts, and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Series A Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

What Number to Give the Depositary

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

------------------------------------------------------------------------------------------------------------------------------
                                    PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.       ---------------------------------
 DEPARTMENT OF THE TREASURY                                                                   Social Security Number
 INTERNAL REVENUE SERVICE                                                                    (If awaiting TIN, write
                                                                                                 "Applied For")
                                                                                                      OR
                                                                                         ---------------------------------
                                                                                         Employer Identification Number
                                                                                            (If awaiting TIN, write
                                                                                                 "Applied For")
                                   -------------------------------------------------------------------------------------------
                                    PART 2 -- CERTIFICATE -- Under penalties of perjury, I certify that:
                                    (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION            (2) I am not subject to backup withholding because: (a) I am exempt from backup
 NUMBER (TIN)                           withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                        that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                   -------------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out                    PART 3 --
                                    item (2) above if you have been notified by the IRS              Awaiting TIN [ ]
                                    that you are currently subject to backup withholding
                                    because of under-reporting interest or dividends on
                                    your tax returns. However, if after being notified
                                    by the IRS that you are subject to backup
                                    withholding, you receive another notification from
                                    the IRS that you are no longer subject to backup
                                    withholding, do not cross out such item (2). (Also
                                    see instructions in the enclosed Guidelines).
------------------------------------------------------------------------------------------------------------------------------

 Signature: ---------------------------------------------------------------------------  Date: -----------------------1999
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                            THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

------------------------------------------------------------            -----------------------------
                         Signature                                                  Date

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                    The Information Agent for the Offer is:

                    CHASEMELLON CONSULTING SERVICES, L.L.C.

                              450 West 33rd Street
                                   14th Floor
                            New York, New York 10001
                                 (888) 566-9474